EXHIBIT 99.1

Warby Parker Partners with Google To Develop Intelligent Eyewear

AI-Powered Glasses Will Be Designed for All-Day Wear

Announcement Marks First Eyewear Partnership for Android XR

Google Commits Up to $150M, Including an Equity Investment in Warby Parker, as Part of

Long-Term Commitment to Partnership

NEW YORK--(BUSINESS WIRE)-- Warby Parker Inc. (NYSE: WRBY) (the “Company”), a direct-to-consumer lifestyle brand focused on vision for all, today announced a partnership with Google to develop AI-powered glasses intended for all-day wear. The partnership will combine Warby Parker’s signature approach to eyewear design with Google’s industry-leading technology ecosystem, bringing the next generation of computing to a new form factor: glasses.

“Since our launch we’ve set out to transform the optical industry by leveraging pioneering technology to design better products and experiences—and over the past 15 years, we’ve done just that,” said Co-Founder and Co-CEO Dave Gilboa. “Looking ahead, we believe multimodal AI is perfectly suited for glasses, enabling real-time context and intelligence to augment a wearer’s surroundings as they move through the world. We couldn’t be more excited to be partnering with Google to bring together the best of AI and the best of eyewear.”

“We're excited to work with Google to develop intelligent eyewear that will enhance our everyday lives. The eyewear we wear and the technology we use are core parts of our identity and our daily experience. Our teams share a commitment to leverage design, utility, and innovation to build products to help customers in every aspect of life,” added Co-Founder and Co-CEO Neil Blumenthal.

The companies are working closely on the development of future smart glasses and intend to launch a series of products over time. The partners' first line of intelligent eyewear, planned to launch after 2025, will incorporate multimodal AI with prescription and non-prescription lenses.

“Warby Parker's optical expertise, omnichannel approach, and history of leveraging technology to create beautifully designed products and exceptional customer experiences make them the perfect partner to co-create and launch this next generation of smart glasses on the Android XR platform,” shared Shahram Izadi, GM and VP of XR at Google.

As part of this collaboration, Google has committed up to $75 million for Warby Parker’s product development and commercialization costs. In addition, Google has committed to investing up to $75 million in Warby Parker, at Warby Parker’s option and subject to reaching certain collaboration milestones.

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may relate to, but are not limited to, expectations of future operating results or financial performance, including expectations regarding achieving profitability and growth, delivering stakeholder value, growing market share; management’s plans, priorities, initiatives and strategies; expectations regarding growth of our business; expectations regarding investments in the Company and our ability to achieve milestones; expectations regarding the viability and success of new products and the success of partnerships and the ability to effectively collaborate. Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantiﬁed. In some cases, you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “toward,” “will,” or “would,” or the negative of these words or other similar terms or expressions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all.

Forward-looking statements are based on information available at the time those statements are made and are based on current expectations, estimates, forecasts, and projections as well as the beliefs and assumptions of management as of that time with respect to future events. These statements are subject to risks and uncertainties, many of which involve factors or circumstances that are beyond our control, that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. These risks and uncertainties include our ability to manage our future growth effectively; our expectations regarding cost of goods sold, gross margin, channel mix, customer mix, and selling, general, and administrative expenses; increases in component and shipping costs and changes in supply chain; changes to U.S. or other countries' trade policies and tariff and import/export regulations; our reliance on our information technology systems and enterprise resource planning systems for our business to effectively operate and safeguard confidential information; our ability to invest in and incorporate new technologies into our products and services; risks related to our use of artificial intelligence; our ability to engage our existing customers and obtain new customers; our

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ability to expand in-network access with insurance providers; planned new retail stores in 2025 and going forward; an overall decline in the health of the economy and other factors impacting consumer spending, such as recessionary conditions, inflation, infectious diseases, government instability, and geopolitical unrest; our ability to compete successfully; our ability to manage our inventory balances and shrinkage; the growth of our brand awareness; our ability to recruit and retain optometrists, opticians, and other vision care professionals; the effects of seasonal trends on our results of operations; our ability to stay in compliance with extensive laws and regulations that apply to our business and operations; our ability to adequately maintain and protect our intellectual property and proprietary rights and license necessary third-party intellectual property and proprietary rights; our reliance on third parties for our products, operation and infrastructure; our duties related to being a public benefit corporation; the ability of our Co-Founders and Co-CEOs to exercise significant influence over all matters submitted to stockholders for approval; the effect of our multi-class structure on the trading price of our Class A common stock; our ability to achieve milestones necessary for Google’s equity investment into the Company and Google’s contribution to product development and commercialization costs; our ability to collaborate with partners with successful results; our ability to recognize the anticipated benefits from the partnership with Google; and the increased expenses associated with being a public company. Additional information regarding these and other risks and uncertainties that could cause actual results to differ materially from the Company's expectations is included in our most recent reports filed with the SEC on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise.

Additional information regarding these and other factors that could affect the Company’s results is included in the Company’s SEC filings, which may be obtained by visiting the SEC's website at www.sec.gov. Information contained on, or that is referenced or can be accessed through, our website does not constitute part of this document and inclusions of any website addresses herein are inactive textual references only.

About Warby Parker

Warby Parker (NYSE: WRBY) was founded in 2010 with a mission to inspire and impact the world with vision, purpose, and style–without charging a premium for it. Headquartered in New York City, the co-founder-led lifestyle brand pioneers ideas, designs products, and develops technologies that help people see, from designer-quality prescription glasses (starting at $95) and contacts, to eye exams and vision tests available online and in our 287 retail stores across the U.S. and Canada.

Warby Parker aims to demonstrate that businesses can scale, do well, and do good in the world. Ultimately, the Company believes in vision for all, which is why for every pair of glasses or sunglasses sold, it distributes a pair to someone in need through its Buy a Pair, Give a Pair program. To date, Warby Parker has worked alongside its nonprofit partners to distribute more than 15 million glasses to people in need.

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Contacts

Investor Relations:

Jaclyn Berkley

investors@warbyparker.com

Media:

Ava Rojo

ava@derris.com

Source: Warby Parker Inc.

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